                                                                       Execution

                                                                   EXHIBIT 10.51

                           COLLATERAL AGENCY AGREEMENT

      THIS COLLATERAL AGENCY AGREEMENT (this "AGREEMENT") is made as of January __, 2005 by and among Crestview Capital Master, LLC, a Delaware limited liability company (the "COLLATERAL AGENT"), and the parties set forth on
SCHEDULE I annexed hereto, as such Schedule may be amended from time to time in accordance with the terms of this Agreement (each a "NOTEHOLDER" and collectively the "NOTEHOLDERS"; for the avoidance of doubt, the Collateral Agent is also a Noteholder).

                                   WITNESSETH:

      WHEREAS, simultaneously herewith, Warp Technology Holdings, Inc, a Nevada corporation (the "COMPANY") is executing and delivering to each Noteholder a note, (each, a "NOTE" and collectively, the "NOTES") evidencing loans in various original principal amounts severally made by each of the Noteholders to the Company; and

      WHEREAS, as collateral security for the payment and performance of the Company's obligations under the Notes (the "SENIOR NOTES") that are being issued to the Senior Noteholders listed on the attached Schedule I ("SENIOR NOTEHOLDERS") pursuant to the Senior Purchase Agreement (as defined below) and certain related obligations, (i) the Company is granting, to the Collateral Agent, for the benefit of the Senior Noteholders, a security interest in the Collateral (as defined below), pursuant to the terms and conditions of that certain Senior Security Agreement of this date between the Company and the Collateral Agent (the "SENIOR SECURITY AGREEMENT") and (ii) two of the Company's subsidiaries, Warp Solutions, Inc. and Gupta Technologies, LLC (collectively, the "SUBSIDIARIES") are each executing a guaranty of the Senior Notes and granting to the Collateral Agent, for the benefit of the Senior Noteholders, a security interest in the Collateral pursuant to the terms and conditions of those Senior Subsidiary Security Agreements of this date between a Subsidiary and the Collateral Agent (the "SUBSIDIARY SECURITY AGREEMENTS" and, collectively with the Senior Security Agreement, the "SENIOR SECURITY AGREEMENTS"); and

      WHEREAS, as collateral security for the payment and performance of the Company's obligations under (i) the Notes (the "SUBORDINATED PURCHASED NOTES") that are being issued to the Subordinated Noteholders listed on Schedule I ("SUBORDINATED NOTEHOLDERS") pursuant to the Subordinated Purchase Agreement (as defined below) and certain related obligations, (ii) the Company is granting to the Collateral Agent, for the benefit of the holders, a security interest in the Collateral pursuant to the terms and conditions of that certain Subordinated Security Agreement of this date between the Company and the Collateral Agent (the "SUBORDINATED SECURITY AGREEMENT") and (ii) the Subsidiaries are each executing a guaranty of the Subordinated Notes and granting to the Collateral Agent, for the benefit of the Subordinated Noteholders, a security interest in the Collateral pursuant to the terms and conditions of those certain Subordinated Subsidiary Security Agreements of this date between a Subsidiary and the Collateral Agent (the "SUBORDINATED SUBSIDIARY SECURITY AGREEMENTS" and, collectively with the Subordinated Security Agreement, the "SUBORDINATED SECURITY AGREEMENTS"); and

      WHEREAS, the parties hereto have entered into the Intercreditor and Subordination Agreement (the "INTERCREDITOR AGREEMENT") of this date; and

      WHEREAS, the Collateral Agent has agreed to serve as collateral agent for the Noteholders with respect to the Collateral on the terms and conditions hereafter set forth; and

      NOW, THEREFORE, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

      For purposes of this Agreement, the following terms shall have the following meanings:

      1.1 "COLLATERAL" shall have the meaning ascribed thereto in the Security Agreements.

      1.2 "COLLECTIONS" means any payments or amounts realized, recovered or otherwise received by the Collateral Agent in respect of the recovery of or realization on any Collateral.

      1.3 "GUPTA NOTE" means the Amended and Restated Subordinated Note of this date in the original principal amount of $1,500,000 from the Company to Gupta Holdings, LLC.

      1.4 "PERSON" means an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, or other entity; or any government, or any agency, instrumentality or political subdivision thereof.

      1.5 "REQUISITE NOTEHOLDERS" means (i) as the Senior Notes, Senior Noteholders holding Notes representing more than 75% of the original principal amount of all of the Senior Notes and (ii) as to the Subordinated Notes, Subordinated Noteholders holding Notes representing more than 75% of the original principal amount of all of the Subordinated Notes.

      1.6 "SECURITY AGREEMENTS" means the Senior Secured Security Agreements and Subordinated Security Agreements.

      1.7 "SENIOR PURCHASE AGREEMENT" means the Senior Note and Warrant Purchase Agreement of this date between the Company and the Senior Noteholders.

      1.8 "SENIOR TRANSACTION DOCUMENTS" means this Agreement, the Senior Notes, the Senior Security Agreements, the Senior Purchase Agreement, all "Transaction Documents" as defined in that Senior Purchase Agreement, all other documents executed in connection with the Senior Notes, all as the same may be amended from time to time.

      1.9 "SUBORDINATED PURCHASE AGREEMENT" means the Senior Subordinated Note and Warrant Purchase Agreement of this date between the Subordinated Noteholders and the Company.

      1.10 "SUBORDINATED TRANSACTION DOCUMENTS" means this Agreement, the Subordinated Notes, the Subordinated Security Agreement, the Subordinated Purchase Agreement, all "Transaction Documents" as defined in that Subordinated Purchase Agreement, all other documents executed in connection with the Subordinated Notes, all as the same may be amended from time to time.

      1.11 "TRANSACTION DOCUMENTS" means the Senior Transaction Documents and the Subordinated Transaction Documents. "applicable Transaction Documents" means those Transaction Documents that relate to the Notes or Noteholders referenced in the sentence in which that phrase is used.

                               SECTION 2. AGENCY

      2.1 APPOINTMENT OF THE COLLATERAL AGENT.

            (a) Each Noteholder hereby irrevocably designates and appoints the Collateral Agent as such Noteholder's agent and attorney-in-fact to take such actions on behalf of the Noteholders under the applicable Transaction Documents, and to exercise such powers and to perform such duties (or to refrain therefrom) with respect to the management, supervision, servicing, administration, collection and liquidation of the Collateral and the Collections, as may be reasonably contemplated by this Agreement or any of the other applicable Transaction Documents, as well as such other powers as are reasonably incidental thereto. The Collateral Agent is hereby authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Transaction Documents (but not the Gupta Note) on behalf of the applicable Noteholders, with the consent of the Requisite Noteholders (but the holder of the Gupta Note shall be excluded in determining the Requisite Noteholders for these purposes). The Collateral Agent shall hold all Collateral as the agent and bailee of the Noteholders, subject to the terms of this Agreement. The provisions of this
Section 2.1 are solely for the benefit of the Collateral Agent and the Noteholders, and neither the Company nor any other Person shall have any rights, whether as a third party beneficiary or otherwise, under this Agreement. In performing its duties under this Agreement, the Collateral Agent shall act solely as the agent of the Noteholders and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Company or any other Person. The Collateral Agent may perform any of its duties hereunder or under the applicable Transaction Documents by or through agents or employees, together with such other powers as are incidental thereto, with full power of substitution, and with the power to select one or more sub-agents or designees to exercise the powers and perform the obligations of the Collateral Agent hereunder. The foregoing power of attorney is coupled with an interest and is irrevocable while this Agreement remains in effect.

            (b) The Collateral Agent shall have no duties or responsibilities except as expressly set forth in this Agreement and the applicable Transaction Documents. The rights and remedies of the Collateral Agent and the Noteholders, and the Collateral Agent's duties under this Agreement, are subject to the terms and conditions of the Intercreditor Agreement.

            (c) The Noteholders hereby acknowledge and agree as follows: (i) the duties of the Collateral Agent are ministerial in nature; (ii) the Collateral Agent shall not, by reason of this Agreement, have any fiduciary obligations to any Noteholder; (iii) nothing in this Agreement or any of the Transaction Documents, express or implied, is intended to or shall be construed to impose upon the Collateral Agent any obligations in respect of this Agreement or any of the Transaction Documents except as expressly set forth herein or therein; (iv) each Noteholder has made or shall make its own independent investigation of the financial condition and creditworthiness of the Company in connection with the extension of credit evidenced by said Noteholder's respective Note, and the Collateral Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Noteholder with any credit or other information with respect to the Company. The Noteholders further acknowledge and agree that the Collateral Agent shall have no obligation whatsoever to any Noteholder or any other Person to assure that any Collateral exists or is owned by the Company; or is cared for, protected or insured; or that any liens or security interests granted to the Collateral Agent have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority; or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in any of the Transaction Documents; it being understood and agreed that in respect of the Collateral or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its discretion, and that the Collateral Agent shall have no duty or liability whatsoever to any of the other Noteholders; provided, however, that the Collateral Agent shall exercise the same care which it would in dealing with loans made and collateral security held solely for its own account.

            (d) The Collateral Agent acknowledges that it has been granted a security interest in the Collateral for the ratable benefit of the Noteholders, and agrees to hold the Collateral in possession of the Collateral Agent as bailee for the benefit of each Noteholder, subject to the provisions of the Intercreditor Agreement.

      2.2 RECIPROCAL DESIGNATION IN THE CASE OF SECURITY INTERESTS PERFECTED BY POSSESSION. The Collateral Agent and each Noteholder hereby appoint each other Noteholder as agent of the Collateral Agent for the purpose of perfecting the Collateral Agent's security interest in assets which, in accordance with the Uniform Commercial Code in any applicable jurisdiction, can be perfected by possession or control. Should any Noteholder (other than the Collateral Agent) come into possession or control of any Collateral, such Noteholder shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent's request therefor, shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent's instructions or transfer control to the Collateral Agent in accordance with the Collateral Agent's instructions.

      2.3 ENFORCEMENT OF RIGHTS IN COLLATERAL; ENFORCEMENT OF NOTES. Each Noteholder agrees that it will not have any right to enforce or seek to enforce any rights individually or separately under any Transaction Document or to realize upon any Collateral individually or separately, unless instructed by the Collateral Agent in writing to do so on behalf of the Collateral Agent, it being understood and agreed that such rights and remedies may be exercised only by the Collateral Agent.

                   SECTION 3. COLLECTIONS AND RELATED MATTERS

      3.1 COLLATERAL AND COLLECTIONS.

            (a) In furtherance of and not in limitation of the right and powers granted to the Collateral Agent hereunder, the parties hereto hereby agree that the Collateral Agent, in its capacity as such, has the exclusive right to collect and receive all Collections and payments on the Notes other than regularly scheduled payments in the absence of an Event of Default. The Collateral Agent shall also have the exclusive right to conduct secured party sales of the Collateral and to collect and compromise any accounts or other obligations that are part of the Collateral. All Collections shall be promptly distributed by the Collateral Agent to the Noteholders in the form in which received by the Collateral Agent, as provided in the Intercreditor Agreement.

            (b) All Collections received by the Collateral Agent shall be held by the Collateral Agent for the Noteholders and deposited by the Collateral Agent in one or more of its bank accounts and applied as provided herein. The Collateral Agent does not assume and shall not have any liability to the Noteholders for the repayment of the Obligations, but the Collateral Agent shall have the obligation to deliver to the Noteholders its share of the Collections.

      3.2 COSTS AND EXPENSES. The Collateral Agent may incur and pay reasonable costs and expenses to the extent it deems reasonably necessary or appropriate for the performance and fulfillment of its functions, powers and obligations pursuant to this Agreement, the Security Agreements and the other Transaction Documents, including, without limiting the generality of the foregoing, court costs, reasonable attorneys' fees, costs of collection by outside collection agencies, and auctioneer's, experts' and appraisers' fees and insurance premiums paid to maintain the Collateral, whether or not the Company is obligated to reimburse the Collateral Agent or the Noteholders for such expenses pursuant to any of the Transaction Documents or otherwise.

      3.3 DEFAULTS AND REMEDIES.

            (a) The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any event of default, unless the Collateral Agent shall have received written notice from a Noteholder referring to this Agreement, describing such event of default and stating that such notice is a "notice of default."

            (b) On or after the occurrence of an event of default under any of the Notes and/or the Security Agreements, the Collateral Agent may, in its absolute discretion, and at the written request of the Requisite Noteholders shall, and with respect to the Gupta Note within 90 days of the written request of the holders of the Gupta Note shall, commence efforts to exercise any rights or remedies against the Company under the Transaction Documents on behalf of the Noteholders (including without limitation execution upon Collateral) provided that the Collateral Agent shall have full discretion to determine the time, place and manner of such actions.

            (c) Except as otherwise expressly provided herein, all rights and remedies provided in the Transaction Documents with respect to the Collateral and the collection of the Notes shall inure to the benefit of the Collateral Agent and the Noteholders collectively, and shall be exercised by the Collateral Agent only and no other Person (unless such other Person is expressly authorized to do so by the Collateral Agent or a court of competent jurisdiction) for the benefit of the Noteholders in accordance with the terms thereof and hereof.

      3.4 OTHER ACTS. The Noteholders hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any lien and/or security interest granted to or held by the Collateral Agent upon any Collateral (x) upon the payment and satisfaction of all of the Obligations (other than contingent indemnification obligations to the extent no claims giving rise thereto have been asserted) or (y) upon the occurrence of other facts or circumstances reasonably believed by the Collateral Agent in good faith not to prejudice the rights of the Noteholders under the Transaction Documents. Without in any manner limiting the Collateral Agent's authority to act as described in the previous sentence, each Noteholder hereby agrees to confirm in writing, upon request by the Collateral Agent, the authority conferred upon the Collateral Agent under this Section 3.4 to release any Collateral.

                 SECTION 4. SCOPE OF COLLATERAL AGENT LIABILITY

      4.1 RESPONSIBILITY OF THE COLLATERAL AGENT.

            (a) Neither the Collateral Agent nor any of its officers, directors, partners, managers, employees or agents shall be liable to the Noteholders for any action taken or omitted to be taken under or in connection with this Agreement, the Notes, the Security Agreements, the other Transaction Documents, or otherwise (whether or not such action taken or omitted is within the Collateral Agent's responsibilities and duties expressly set forth in this Agreement, the Security Agreements or any other Transaction Documents), except as a result of willful misconduct or gross negligence on the part of the Collateral Agent as determined by a final non-appealable order of a court of competent jurisdiction. The Collateral Agent does not assume any responsibility for any failure or delay in performance or breach by the Company or any Noteholder of its obligations in any of the other Transaction Documents. The Collateral Agent shall not be liable for any apportionment or distribution of payments made by it in good faith; and if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Noteholder to whom payment was due but not made shall be to recover from the other Noteholders any payment in excess of the amount to which they are determined to be entitled (and such other Noteholders hereby agree to return to such Noteholder any such erroneous payments received by them). In no event shall the Collateral Agent be liable for punitive, special, consequential, incidental, exemplary or other similar damages. In performing its obligations hereunder, neither the Collateral Agent nor any of its agents or representatives shall be responsible to any Noteholder for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of the Company. The Collateral Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Transaction Documents or the financial condition of the Company, or the existence or possible existence of any default under any agreements to which the Company and/or any one or more Noteholders is a party. The Collateral Agent may at any time request instructions from the Noteholders with respect to any matters contemplated by this Agreement, and the Collateral Agent shall be absolutely entitled, without any liability whatsoever to any Person, to refrain from taking any action or granting any approval under any of the Transaction Documents until it shall have received instructions from the Requisite Noteholders. Without limiting the foregoing, no Noteholder shall have any right of action whatsoever against the Collateral Agent as a result of the Collateral Agent acting or refraining from acting under this Agreement or any of the other Transaction Documents in accordance with the instructions of the Requisite Noteholders; and, notwithstanding the instructions of the Requisite Noteholders, the Collateral Agent shall have no obligation to take any action if it believes, in good faith, that such action is deemed to be illegal or exposes the Collateral Agent to any liability for which it has not received satisfactory indemnification in accordance with this Agreement.

            (b) The Collateral Agent shall be entitled to act, and shall be fully protected in acting upon, any communication in whatever form believed by the Collateral Agent, in good faith, to be genuine and to have been signed or sent by a proper Person. The Collateral Agent shall be entitled to act, and shall be fully protected in any action taken in good faith, in accordance with advice given by any counsel retained by the Collateral Agent. The Collateral Agent shall not be liable for the default or misconduct of any agents or attorneys-in-fact selected by the Collateral Agent with reasonable care.

      4.2 INDEMNIFICATION. The Noteholders hereby jointly and severally agree to reimburse and indemnify and defend the Collateral Agent for, from and against any and all advances, disbursements, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Collateral Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Collateral Agent under this Agreement or any of the Transaction Documents; provided, however, that no Noteholder shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements to the extent resulting from the Collateral Agent's gross negligence or willful misconduct as determined by a final non-appealable order of a court of competent jurisdiction. If any indemnity furnished to the Collateral Agent for any purpose shall, in the sole, reasonable opinion of the Collateral Agent, be insufficient or become impaired, the Collateral Agent may demand additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by the Requisite Noteholders until such additional indemnity is furnished. The obligations of the Noteholders under this Section 4.2 shall survive the payment and performance in full of the Obligations and the termination of this Agreement.

      4.3 COLLATERAL AGENT ACTING AS NOTEHOLDER; INVESTMENT TRANSACTION. The Collateral Agent shall have, and may exercise, the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Noteholder. The terms "Noteholders," "Requisite Noteholders," or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent in its individual capacity as an Noteholder or one of the Requisite Noteholders, as the case may be. The Collateral Agent, either directly or indirectly, may lend money to, acquire equity or other ownership interests in, provide advisory services to and generally engage in any kind of business with the Company as if it were not acting as Collateral Agent pursuant hereto and without any duty to account therefor to the Noteholders. Further, the parties hereto hereby acknowledge that some or all of the Noteholders may (and indeed intend to) acquire, from time to time, debt or equity securities of the Company (other than the Notes) in one or more equity or debt purchase transactions; and that the Collateral Agent may (and indeed intends to) serve as a collateral agent for such other transactions and the parties hereto hereby agree that said acquisitions and such services shall not be construed to increase or adversely affect the Collateral Agent's duties or liability to the Noteholders, whether hereunder, under any other Transaction Documents, or under any instruments or agreements executed and delivered in connection with any such equity or debt acquisitions.

      4.4 SUCCESSOR COLLATERAL AGENT. The Collateral Agent may resign at any time by giving at least ten (5) days' prior written notice to the Noteholders, whereupon the resigning Collateral Agent shall be discharged from all further duties and obligations hereunder, except to hold all Collateral then held by it for disposition pursuant to the provisions of this Section 4.4. The Requisite Noteholders may, upon the resignation of the Collateral Agent, appoint a successor Collateral Agent. Upon the acceptance of its appointment by any successor Collateral Agent, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Collateral Agent. In the event a successor Collateral Agent is appointed, the resigning Collateral Agent shall, promptly upon receipt of notice of such appointment, deliver all Collateral then held by it to said successor (such delivery to be effectuated by physical delivery, endorsement of instruments, or otherwise as the natural of the Collateral shall require); and in the event a successor is not promptly appointed, the resigning Collateral Agent may, in its discretion, deliver all Collateral then held by it to a court of competent jurisdiction. After any resigning Collateral Agent's resignation, the provisions of Section 4.2 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it in its capacity as Collateral Agent prior to the effective date of resignation.

                            SECTION 5. MISCELLANEOUS

      5.1 NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed duly given if delivered personally, if sent by certified mail (postage prepaid, return receipt requested) or sent by reputable overnight courier service (prepaid by sender), in each case addressed to the proposed recipient at its address set forth on its signature page to this Agreement, or at such other address as such party may designate by notifying the other parties in writing. Notices sent shall be deemed received: (i) upon actual receipt, if delivered personally; (ii) on the third business day after mailing, if sent by certified mail (postage prepaid, return receipt requested); or (iii) on the next business day, if dispatched by reputable overnight courier (prepaid by sender).

      5.2 TERM. This Agreement shall become effective upon the date hereof and shall continue in full force and effect until the earlier to occur of indefeasible payment and satisfaction in full of all of the Company's obligations under the Notes and all other Transaction Documents..

      5.3 NO BENEFIT TO THIRD PARTIES. The terms and provisions of this Agreement shall be for the sole benefit of the Collateral Agent and the Noteholders and their successors and assigns; and no other person, firm, entity or corporation shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

      5.4 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

      5.5 GOVERNING LAW; JURISDICTION; JURY TRIAL WAIVER. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

      5.6 ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire understanding with respect to the subject matter hereof; and no amendment, modification, termination or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Requisite Noteholders.

      5.7 FURTHER ASSURANCES. Each of the Noteholders and the Collateral Agent hereby agree to execute and/or deliver any and all further documents, instruments or Agreements reasonably requested by the other party in order to give effect to, and more fully carry out the terms and provisions of this Agreement.

      5.8 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any applicable jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

      5.9 HEADINGS. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Agreement.

      5.10 CONFLICTS. In the event of a conflict between any provision of this Agreement and the Intercreditor Agreement, the terms and conditions of the Intercreditor Agreement shall control, except if the effect of applying the provision of the Intercreditor Agreement would impair Collateral Agent's status as bailee of the Noteholders in which case the terms and conditions of this Agreement shall control.

                                                                       Execution

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first written above.

                                       THE COLLATERAL AGENT:

                                       CRESTVIEW CAPITAL MASTER LLC

                                       By: ___________________________________
                                           Name:
                                           Title:
                                           Address for notices: ________________
                                                                ________________
                                                    Attention:  ________________

                       [Signatures continued on next page]

                 [Signature Page to Collateral Agency Agreement]

                           [NOTEHOLDER SIGNATURE PAGE]

                           COLLATERAL AGENCY AGREEMENT

      IN WITNESS WHEREOF, the undersigned has executed this Collateral Agency Agreement or caused its duly authorized officers to execute this Collateral Agency Agreement as of the date first above written.

Date: ________________

IF AN INDIVIDUAL:                        IF A CORPORATION, PARTNERSHIP,
                                           TRUST, ESTATE OR OTHER ENTITY:
_________________________________
(Signature)
                                         _______________________________________
                                         Print name of entity

_________________________________
(Printed Name)                           By: ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________

Address:                                 Address:
_________________________________        _______________________________________
___________                              _____________
_________________________________        _______________________________________
___________                              _____________
_________________________________        _______________________________________
___________                              _____________

Please initial where applicable:

This Noteholder holds a: Senior Note            ___
                         Subordinated Note         ___

                                   SCHEDULE 1
                                       TO
                           COLLATERAL AGENCY AGREEMENT

                               SENIOR NOTEHOLDERS

NAME OF SENIOR NOTEHOLDER                    AMOUNT OF SENIOR NOTES
-------------------------                    ----------------------
Crestview Capital Master, LLC                      $2,000,000

DCOFI Master LDC                                   $2,000,000

Asset Managers International Ltd.                  $1,000,000

Gupta Holdings, LLC                                $  750,000

B/T Investors, a General Partnership               $  975,000

Griffin Crossover Fund                             $  125,000

                            SUBORDINATED NOTEHOLDERS

NAME OF SUBORDINATED NOTEHOLDER               AMOUNT OF SUBORDINATED NOTES
-------------------------------               ----------------------------
Crestview Capital Master, LLC                          $2,000,000

DCOFI Master LDC                                       $  500,000

Gupta Holdings, LLC                                    $1,500,000